Exhibit 99.1

Ainos and Kenmec Launch Strategic Partnership to Deploy AI-Powered Scent Intelligence in Smart Factories Across Asia

AI Nose and SLM SmellTech platform enter scale-up phase targeting robotics, automation, and environmental sensing markets

Kenmec and Ainos to show case AI Nose and SLM in Automation Taipei 2025 in August

SAN DIEGO, CA – June 24, 2025 – Ainos, Inc. (NASDAQ: AIMD, AIMDW) (“Ainos” or the “Company”), a leader in AI-driven scent digitization, today announced it has formed a legally binding strategic partnership with Kenmec Mechanical Engineering Co., Ltd. (“Kenmec”), a Taiwanese public listed leader in automation and system integration. The alliance will scale Ainos’ AI Nose and smell language model (SLM) technologies into Kenmec’s smart factory ecosystem, accelerating deployment of multimodal sensory intelligence across robotics, logistics, and autonomous manufacturing.

Strategic Highlights

Under the agreement:

● Kenmec receives a commercial license to deploy AI Nose in automation solutions;

● Kentec Inc., a Kenmec affiliate, is appointed as a manufacturing partner for AI Nose product lines;

● Ainos and Kenmec will co-exhibit at Automation Taipei 2025 in August, targeting key industrial applications;

● Target sectors include robotics, HVAC systems, public infrastructure, airport, smart logistics and warehousing, medical, and food quality monitoring environments.

This milestone marks a key step in Ainos’ international expansion, following successful AI Nose integrations in Japan’s eldercare sector and semiconductor smart factories. The collaboration enables Ainos to embed smell recognition into Kenmec’s automation systems, unlocking a new layer of environmental awareness and anomaly detection in fully unmanned, smart environments.

AI Nose & Smell Language Model (SLM): A New AI Frontier

Just as visual language models (VLMs) allow machines to interpret sight, Ainos’ AI Nose digitizes scent into Smell ID, training AI to understand scent signals. Ainos is on a journey to scale Smell ID into smell language model (SLM), a future enabling machines to “read” scent the way GPT reads grammar.

“Following our successful partnership with ugo’s robot in Japan and the ongoing implementation of AI Nose across 56 unmanned smart factories with ASE in semiconductor manufacturing, we are now entering the heart of large-scale automation and system integration. This collaboration highlights both the industrial value of our technology and the trust we’ve earned from global leaders,” said Eddy Tsai, Chairman, President & CEO of Ainos. “SLM is redefining industrial perception. By combining AI Nose with Kenmec’s automation platforms, we’re enabling machines to smell, detect, and act. This partnership validates our global positioning as the leader in SmellTech commercialization.”

“Smell is a critical but long-overlooked dimension of human perception,” said Hsieh, Ming-Kai, Chairman of Kenmec Group. “By integrating AI Nose, we’re upgrading our automation systems with a new sensory layer, enabling real-time environmental diagnostics in smart logistics and unmanned operations. We’re excited to collaborate with Ainos to push the boundaries of sensory-enabled manufacturing.”

Unlocking the Value of Industrial Smell Intelligence

Ainos AI Nose Integration Benefits for Kenmec:

1. Modular and scalable hardware: AI Nose modules fit seamlessly into Kenmec’s robots and automation lines without structural redesign.

2. Self-learning AI models: SLM architecture enables smell model calibration per facility, enhancing accuracy in diverse real-world settings.

3. Multisector deployment: Covers manufacturing, logistics, healthcare, and infrastructure—extending Kenmec’s value chain with new predictive capabilities.

4. Differentiated value proposition: Kenmec becomes the first global integrator to offer automation platforms with dual perception—sight + smell.

Market Opportunity

● Digital Scent Technology: Projected to grow from $1.09B (2023) to $2.56B by 2032 (CAGR 9.9%, SNS Insider)

● Electronic Nose Market: Forecasted to surge from $45.2B (2025) to $132.6B by 2034 (CAGR 12.7%, Precedence Research)

As these markets accelerate, this partnership positions Kenmec to capitalize on emerging global demand for intelligent environmental sensing—and enables Ainos to establish AI Nose and SLM as foundational elements in the next era of smart manufacturing.

About Kenmec Mechanical Engineering

Founded in 1976, Kenmec Mechanical Engineering Co., Ltd. is a publicly traded automation and smart logistics solution provider based in Taiwan (TWSE: 6125). Kenmec serves clients across semiconductors, optoelectronics, green energy, healthcare, cold chain, and public infrastructure. The company’s solutions cover robotics, autonomous mobile robots (AMRs), and warehouse automation applications. As an agent of Neura’s AI robotic arm and an integrator of digital twin capabilities powered by NVIDIA Omniverse, Kenmec enables simulation, optimization, and deployment of complex robotic systems. Major projects include the Taoyuan International Airport Terminal 3 baggage system. Kenmec operates globally across China, Thailand and Vietnam. Learn more: https://www.kenmec.com/en

About Ainos, Inc.

Ainos, Inc. (NASDAQ: AIMD) is a dual-platform AI and biotech company pioneering SmellTech and immune therapeutics. Its AI Nose platform and smell language model digitize scent into Smell ID, a machine-readable data, powering applications across robotics, smart factories, and healthcare. The company also develops VELDONA®, a low-dose oral interferon targeting rare, autoimmune, and infectious diseases. Ainos, a fusion of “AI” and “Nose”, is redefining machine perception for the sensory age. To learn more, visit https://www.ainos.com. Follow Ainos on X, formerly known as Twitter, (@AinosInc) and LinkedIn to stay up-to-date.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect the Company’s business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. There are a number of important factors that could cause actual results, developments, business decisions or other events to differ materially from those contemplated by the forward-looking statements in this press release. These factors include, among other things, our expectation that we will incur net losses for the foreseeable future; our ability to become profitable; our ability to raise additional capital to continue our product development; our ability to accurately predict our future operating results; our ability to advance our current or future product candidates through clinical trials, obtain marketing approval and ultimately commercialize any product candidates we develop; the ability to obtain and maintain regulatory approval of our product candidates; delays in completing the development and commercialization of our current and future product candidates; developing and commercializing additional products, including diagnostic testing devices; our ability to compete in the marketplace; compliance with applicable laws, regulations and tariffs, and factors described in the Risk Factors section of our public filings with the Securities and Exchange Commission (SEC). Because forward-looking statements are inherently subject to risks and uncertainties, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of the date of this press release and, except to the extent required by applicable law, the Company undertakes no obligation to update or revise these statements, whether as a result of any new information, future events and developments or otherwise.